UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 4, 2020

RTI SURGICAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38832	83-2540607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 315, Deerfield, Illinois		60015
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 343-6832

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
common stock, $0.001 par value	RTIX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

The 2020 annual meeting of the stockholders of RTI Surgical Holdings, Inc. (the “Company” or “RTI”) (the Annual Meeting”), currently scheduled for June 15, 2020, has been rescheduled for July 15, 2020. Subject to the next paragraph, the Annual Meeting will be held at 9:00 am local time at 520 Lake Cook Road, Suite 315, Deerfield, Illinois 60015. Holders of record of the Company’s common stock on the close of business on June 4, 2020 are entitled to notice of and to vote upon matters at the Annual Meeting. Among the matters to be considered and voted on at the Annual Meeting, which, as previously disclosed, will be combined with a special meeting of the stockholders, are the various proposals necessary to approve the transactions contemplated by the previously announced Equity Purchase Agreement, dated January 13, 2020, as amended, with Ardi Bidco Ltd., a Delaware corporation and an entity affiliated with Montagu Private Equity, LLP (the “Buyer”), pursuant to which the Buyer will acquire the OEM business of the Company by means of a sale of certain affiliates of the Company.

Depending on the circumstances surrounding the COVID-19 novel coronavirus pandemic, we may hold a virtual meeting (the “virtual meeting”) instead of holding the meeting in person. If we determine to make any change, such as to the location or to hold the meeting by remote communication, the Company will publicly announce such determination in a press release available at http://www.rtix.com/en_us/news/press-releases as soon as practicable before the meeting. In that event, the Annual Meeting would be conducted solely virtually, on the above date and time, via live audio webcast.

Important Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting related to the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the proxy statement and other relevant materials filed by the Company with the SEC free of charge at the SEC’s website, www.sec.gov, from the Company at its website, www.rtix.com, or by contacting the Company’s Investor Relations at (847) 530-0249.

Participants in Solicitation

The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning the Company’s participants is set forth in the proxy statement, filed March 25, 2019, for the Company’s 2019 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed transaction will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations, estimates and projections about our industry, our management’s beliefs and certain assumptions made by our management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements are not guarantees of future performance and are based on certain assumptions including general economic conditions, as well as those within the Company’s industry, and numerous other factors and risks identified in the Company’s Form 10-K for the fiscal year ended December 31, 2018 and other filings with the SEC. Our actual results may differ materially from the anticipated results reflected in these forward-looking statements. Important factors that could cause actual results to differ materially from the anticipated results reflected in these forward-looking statements include risks and uncertainties relating to the following: (i) uncertainty as to the scope, timing and ultimate findings of the Company’s previously announced internal investigation; (ii) the costs and expenses relating to the internal investigation; (iii) the impact of the internal investigation on the Company, its management and operations, including potential financial impact on the Company; (iv) the risk of potential litigation or regulatory action arising from the internal investigation and its findings or from the failure to timely file the Form 10-K; (v) the potential identification of control deficiencies, including potential material weaknesses in internal control over financial report and the impact of the same; (vi) potential reputational damage that the Company may suffer as a result of the matters under investigation; (vii) the risk that the filing of the Form 10-K will take longer than currently anticipated; (viii) the Company’s ability to develop a plan to regain compliance with the continued listing criteria of the Nasdaq Stock Market, Nasdaq’s acceptance of such plan, and the Company’s ability to execute such plan and to continue to comply with the applicable listing standards within the available cure period; (ix) general worldwide economic conditions and related uncertainties; (x) the anticipated impact of the COVID-19 novel coronavirus pandemic and the Company’s attempts at mitigation; (xi) the failure by the Company to identify, develop and successfully implement immediate action plans and longer-term strategic initiatives; (xii) our ability to continue production; (xiii) the reliability of our supply chain; (xiv) our ability to meet obligations under our debt or material agreements; (xv) the duration of decreased demand for our products; (xvi) our ability to recall employees; (xvii) whether or when the demand for procedures will increase; (xviii) the Company’s access to adequate operating cash flow, trade credit, borrowed funds and capital to fund its operations and pay its obligations as they become due, including the impact of adverse trends or disruption in the global credit and equity markets; (xix) our financial position and results, total revenue, product revenue, gross margin, and operations; (xx) the risk that the Company may be unable to obtain shareholder approval for the proposed transaction or that the Company or the Buyer may be unable to obtain regulatory approvals required for the proposed transaction, or required regulatory approvals may delay the proposed transaction; (xxi) the risk that a condition to the closing of the proposed transaction may not be satisfied; (xxii) the risk that the occurrence of an event that could give rise to termination of the definitive agreement; (xxiii) the risk that shareholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (xxiv) the timing to consummate the proposed transaction; (xxv) the effect of the announcement or disruption from the proposed transaction making it more difficult to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; (xxvi) the diversion of management time and attention on the proposed transaction; (xxvii) the effect and timing of changes in laws or in governmental regulations; and (xxviii) other risks described in our public filings with the SEC. These factors should be considered carefully and undue reliance should not be placed on the forward-looking statements. Each forward-looking statement in this communication speaks only as of the date of the particular statement. Copies of the Company’s SEC filings may be obtained by contacting the Company or the SEC or by visiting RTI’s website at www.rtix.com or the SEC’s website at www.sec.gov. We undertake no obligation to update these forward-looking statements except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI SURGICAL HOLDINGS, INC.
Date: May 5, 2020	By: /s/ Joshua H. DeRienzis
Name: Joshua H. DeRienzis Title: Vice President, General Counsel and Corporate Secretary